                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

  [_]Preliminary Proxy Statement          [_]Confidential, for Use of the
  [_]Definitive Proxy Statement             Commission Only (as
  [X]Definitive Additional Materials        permitted by Rule 14a-
                                            6(e)(2))
  [_]Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-12

                                ITT CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           HILTON HOTELS CORPORATION

                                HLT CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

  [X]No fee required.

  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
      ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
      ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ----------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
      ----------------------------------------------------------------------

    (5) Total fee paid:
      ----------------------------------------------------------------------

  [_]Fee paid previously with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:
      ----------------------------------------------------------------------

    (2)Form, Schedule or Registration Statement No.:
      ----------------------------------------------------------------------

    (3)Filing Party:
      ----------------------------------------------------------------------

    (4)Date Filed:
      ----------------------------------------------------------------------

                                                                       EXHIBIT B

                       Presentation to ITT Shareholders

                                 [LOGO] Hilton

================================================================================

                            We Need Your Vote Now!

================================================================================



                                                                 [LOGO] Hilton

                               THE ALTERNATIVES

================================================================================

                         ------------------------------------         -------------------------------------
                              A HILTON / ITT COMBINATION                   THE ITT "COMPREHENSIVE" PLAN
                         ------------------------------------         -------------------------------------
                         ------------------------------------         -------------------------------------
Value:                   o  $70 per Share in Definitive Value         o Uncertain Value; Market Value
                            - $35 in cash                               Expected to be in the $50s
                            - $35 in stock                              - $17.56 in cash
                            - Stock value protected by collar           - Uncertain value of "stub" shares
                                                                        - Uncertain they will do any deal
                                                                                                 ---

Securities Offered:      o  Stock in Largest Gaming/Lodging           o Stock in Numerous Smaller Companies
                            Company                                     - Levered gaming/lodging company
                                                                        - Levered directories business (fire
                                                                          sale to Clayton, Dubilier)
                                                                        - Educational Services

Business Strategy:       o  Capitalize on the Upside of a Powerful    o None: Takeover Defense... Expect
                            Hilton/ITT Combination                      Changes

Synergies                o  $100 million+ in Cost Savings/Synergies   o None: Triple Overhead

Credit Characteristics:  o  Investment Grade                          o Junk

Potential Tax Liability  o  None                                      o $2.8 billion: No Ruling

Management Strategy      o  Increase Shareholder Value                o None: Entrenchment
                         ------------------------------------         -------------------------------------

                                                                 [LOGO] Hilton

--------------------------------------------------------------------------------

================================================================================

                       The ITT "Comprehensive" Plan...

                               Today's Strategy
                               -------
================================================================================


                                                                   [LOGO] Hilton

                       WHAT IS ITT'S LONG-TERM STRATEGY?

================================================================================

                 1996          [ARROW TO RIGHT] HILTON [ARROW TO RIGHT]         1997
               STRATEGY                         OFFER                         STRATEGY
-----------------------------------------                     -------------------------------------
o  Goal: To be a Diversified Hospitality                      o  "Long-Term" Strategy Drastically
   & Entertainment and Information                               Changed to Raise Cash as Part of
   Services Company                                              Entrenchment Defense

o  Management Pursued Significant                                - Sale of Madison Square
   Non-Core Asset Purchases                                        Garden, Knicks and Rangers

   - Purchase of Madison Square Garden,                          - Sale of hotels to FelCor;
     Knicks and Rangers                                            poison put change of control
                                                                   provisions in many contracts
   - Purchase of WBIS+
                                                                 - Desert Inn deal - "Casino
   - Bid for Italian directories publisher                         Repo"
     Seat SpA
                                                                 - Split-up of Company pursuant
   - Planet Hollywood, major capex                                 to "Comprehensive Plan"

o  "We feel [the MSG acquisition] fits                           - Potential sale of premier assets
   with our Sheraton operations, and
   gives us a new approach with a                             o  Change in "Long-Term" Strategy
   strong partner. To suggest that                               Represents Adoption of Hilton's
   this is capricious is an insult."                             Strategy
                       - Rand Araskog


--------------------------------------------------------------------------------

      Without Hilton, What Would Their Strategy Be? ... What Will It Be?
                                                             ----
--------------------------------------------------------------------------------


                                                                   [LOGO] Hilton

               ITT COMPREHENSIVE PLAN PROVIDES INFERIOR VALUE

================================================================================

o  Multiple-Based Valuation Illustrates Inferior Value of Comprehensive Plan

                                                     Comprehensive Plan
                                              ---------------------------------
                                              FRONT END: $70  FRONT END: $80??
                                              --------------  -----------------
            Cash............................      $17.56          $20.06

            ITT Destinations(l).............       27.74           25.24

            World Directories(2)............        3.07            3.07

            Educational Services(3).........        4.41            4.41
                                                  ------          ------
                     Total..................      $52.78          $52.78
                                                  ======          ======


o   Tender Offer for 26% of Shares at $70 is Worth Only $17.56 for Each Share

o Uncertainty Regarding Value of ITT Destinations, ITT World Directories and ITT Educational Components

     - Shareholder turnover will cause downward pressure on stub values post-spinoff

o Trading Price Subsequent to Announcement of Comprehensive Plan Incorporates Hilton Takeover Premium

o ITT's $440 Million Gaming EBITDA Projection for 1998 is a "Pipe Dream" (Bruce Turner - Salomon Brothers)(4)

---------------------------
(1) Based on Hilton's current Enterprise Value/LTM EBITDA multiple of 9.2x. LTM data as of June 30, 1997.
(2) Value implied by Clayton, Dubilier & Rice ("CD&R") investment, after attributing a value to the CD&R warrant with an exercise price of 150% of the initial purchase price, assuming 20% volatility, a 5.99% risk-free rate and a 10-year expiration.
(3) Value implied by market price of $23.43 as of October 3, 1997.
(4) Bloomberg Business News, July 25, 1997 (author's consent for citation neither requested nor obtained).


                                                                   [LOGO] Hilton

                           THE "COMPREHENSIVE" PLAN

================================================================================

                            TOTAL VALUE $52.78(1)

                ITT Destinations                        $27.74
                Cash                                    $17.56
                Educational Services                    $ 4.41
                World Directories                       $ 3.07

                 [GRAPHIC REPRESENTATION OF RESPECTIVE VALUES]

-------------
(1) Before taking into account potential $2.8 billion tax liability.

                                                                   [LOGO] Hilton

                       LEVERAGE RESTRICTS DESTINATIONS'
                                ABILITY TO GROW

================================================================================


o Ability to Grow in Hotel and Gaming Industries Depends Heavily on Unit
  Expansion

o High Level of Debt and Covenants Will Restrict ITT Destinations' Flexibility

o Low Cost of Capital is a Key Competitive Advantage


                                                                   [LOGO] Hilton

                            MANAGEMENT ENTRENCHMENT
================================================================================


--------------------------------------------------------------------------------
  ITT Actions Based on Management Entrenchment at the Expense of Shareholders
--------------------------------------------------------------------------------

o   Avoid Shareholder Vote on Comprehensive Plan at All Costs

o   Willingness to Execute Transaction Without Tax Ruling

o   Tax Pill Planted to Prevent Future Acquisition of Destinations

o   Originally Proposed Staggered Board Provision

o   $165 Million in Golden Parachutes for Senior Management

o   Unprecedented Change of Control Provisions in New Hotel Management
    Contracts

o   World Directories $550 Million Junk Bond Financing One Week Prior to
    Court Date

    - $80 million cost to shareholders(1)


---------------------
(1) As compared to Hilton's or current ITT's cost of borrowing.


                                                                   [LOGO] Hilton

                   WHAT HAS ITT MANAGEMENT'S STRATEGY
                                MEANT FOR YOU?

================================================================================

                                                              ANNUALIZED
    ENTITY                 STRATEGY          PERIOD             RETURN         S&P 500
----------------     -------------------    ---------        ------------    ------------
"Old" ITT Corp.       Large Conglomerate    1980-1995(1)         10.7%            11.6%


"New" ITT Corp.       Hospitality &         1995-1997(2)        (10.4)%           22.3%
                      Entertainment
                      and Information
                      Services

Post-                 Entrench               1997-                 ?                ?
Comprehensive         Management
Plan



------------------------
(1) Rand Araskog became Chairman of ITT in 1980.
(2) Through January 27, 1997, the day of Hilton's initial bid.

                                                                   [LOGO] Hilton

                      HILTON IS DRIVING ITT'S STOCK PRICE

================================================================================


                               ITT's Stock Price

              1/27/97:  Hilton offer announced
              7/16/97:  Comprehensive plan announced
                        Market better understands ITT's plan
               8/6/97:  Hilton increases its bid to $70 per share
              9/12/97:  Market lowers Hilton's chances of success
              9/30/97:  Hilton court victory

        [GRAPHIC CHART REPRESENTING ITT'S STOCK PRICES AT GIVEN DATES]

                              ITT Stock Price LTM


                                                                   [LOGO] Hilton

================================================================================

    ----------------------------------------------------------------------
                          The Hilton/ITT Combination
    ----------------------------------------------------------------------

================================================================================

                                                                   [LOGO] Hilton

                   TRANSACTION BENEFITS TO ITT SHAREHOLDERS

================================================================================



o  Significant Premium to Pre-Announcement ITT Share Price

   - $70 per share purchase price represents a 64% premium to ITT's closing price on January 27, 1997, the announcement date of Hilton's offer

o  50/50 Cash/Stock Consideration Provides Immediate Returns and
   Significant Upside Potential

o ITT Shareholders to Participate in the Strategic and Financial Benefits of the Combination

   - The world's premier lodging and gaming company

   - Estimated cost savings and synergies in excess of $100 million

   - Portfolio of premier properties

o Combined Company to be Run by Management Team With Track Record of Creating Shareholder Value

   - Hilton management has substantial investment in Hilton stock (28%)

   - ITT management currently owns less than 1% of ITT common stock

                                                                   [LOGO] Hilton

                ITT FITS PERFECTLY INTO HILTON'S STRATEGIC PLAN

================================================================================


  USE HILTON'S STRONG
  BALANCE SHEET WHILE           CONTINUE
     MAINTAINING              INVESTING IN                 BUY/OWN HIGH-END
  INVESTMENT GRADE           CONSOLIDATING                   FULL-SERVICE          MAXIMIZE USE OF
   CREDIT RATING            GAMING INDUSTRY                     HOTELS               HILTON BRANDS
---------------------    ----------------------      -------------------------  ------------------------
o   Cash/stock          o   Strengthens Hilton's     o    ITT owns 72           o   Expand network of
    structure               competitive position          properties, 22 of         domestic and
    maintains               in Las Vegas and              which are domestic        international hotels
    investment grade        Atlantic City with            full-service hotels
    rating                  addition of premier                                 o   Potential to
                            brand names              o    Nearly 75% of             monetize Sheraton
                                                          ITT's Lodging             brand
                        o   Over 80% of ITT's             EBITDA is from
                            Gaming EBITDA is              Owned Hotels
                            from Las Vegas and            Segment
                            Atlantic City

                                                                   [LOGO] Hilton

                  THE WORLD'S PREMIER LODGING/GAMING COMPANY

================================================================================

                          LTM EBITDA (As of 6/30/97)
                                ($ in millions)

                     Pro Forma Hilton/ITT(1)      $2,100.0
                     Hilton                       $1,106.0
                     ITT                          $  994.0
                     Accor                        $  915.9
                     Marriott Int'l               $  829.0
                     Host Marriott                $  499.0
                     Harrah's                     $  423.4
                     Mirage                       $  416.1
                     Circus Circus                $  376.1
                     MGM Grand                    $  269.7

                 [GRAPHIC REPRESENTATION OF RESPECTIVE VALUES]


-------------
(1) Before application of estimated cost savings and synergies in excess of $100 million.

                                                                   [LOGO] Hilton

                     SIGNIFICANT BENEFITS FROM COMBINATION

================================================================================
 ($ in millions)

                          COSTS TO OPERATE
                          -----------------
Operational Savings       By ITT  By Hilton      Savings      Synergies    Total
-------------------       ------  ---------      -------      ---------    -----
 Corporate / General       $60      $20           $40            $28        $68



 Lodging Operations         55       40            15      +      13    =    28



 Gaming Operations          15        5            10              9         19
                           ---        -            --              -         --

        Total             $130      $65           $65            $50       $115


                                                                   [LOGO] Hilton

                                EXPECTED TIMING

================================================================================

o  Shareholder Vote at November 12th Annual Meeting

o Sign Definitive Merger Agreement and Close Cash Offer for 50.1% of ITT Shares within 5-10 Days of Shareholder Vote


o  Close Back-End Merger Within 90 Days

    - Clear proxy materials and obtain regulatory approvals

    - Obtain ITT and Hilton shareholder approval




                                                                   [LOGO] Hilton

                               THE ALTERNATIVES

================================================================================

                         ------------------------------------         -------------------------------------
                              A HILTON / ITT COMBINATION                   THE ITT "COMPREHENSIVE" PLAN
                         ------------------------------------         -------------------------------------
                         ------------------------------------         -------------------------------------
Value:                   o  $70 per Share in Definitive Value         o Uncertain Value; Market Value
                            - $35 in cash                               Expected to be in the $50s
                            - $35 in stock                              - $17.56 in cash
                            - Stock value protected by collar           - Uncertain value of "stub" shares
                                                                        - Uncertain they will do any deal
                                                                                                 ---

Securities Offered:      o  Stock in Largest Gaming/Lodging           o Stock in Numerous Smaller Companies
                            Company                                     - Levered gaming/lodging company
                                                                        - Levered directories business (fire
                                                                          sale to Clayton, Dubilier)
                                                                        - Educational Services

Business Strategy:       o  Capitalize on the Upside of a Powerful    o None: Takeover Defense... Expect
                            Hilton/ITT Combination                      Changes

Synergies                o  $100 million+ in Cost Savings/Synergies   o None: Triple Overhead

Credit Characteristics:  o  Investment Grade                          o Junk

Potential Tax Liability  o  None                                      o $2.8 billion: No Ruling

Management Strategy      o  Increase Shareholder Value                o None: Entrenchment
                         ------------------------------------         -------------------------------------

                                                                 [LOGO] Hilton

--------------------------------------------------------------------------------

                      We Need Your Vote Now!

--------------------------------------------------------------------------------


o Market Understands Superiority of Hilton Bid

o Prevent Further Destruction of Shareholder Value

  - Sale of premier assets at fire sale prices


o Reverse Prior Decisions Based on Management Entrenchment... Not Business Judgement

   - Sale to FelCor and related management contracts

   - Undo Desert Inn "sale"

   - Undo Clayton, Dubilier fire sale


o ITT May Propose a "Trust Me" Plan in Attempt to Salvage Proxy

                                                                   [LOGO] Hilton